UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 1, 2022

(Date of earliest event reported)

Commission File Number: 001-39175

NUNZIA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	87-0442090 (I.R.S. Employer Identification No.)
1627 West 14th Street, Long Beach, California	90813
(Address of principal executive offices)	(Zip Code)

(714) 609 9117

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 22 ,2022 ALL of the board members accepted the resignation of Charles Strongo as CEO and Chairman of  NUNZIA PHARMACEUTIACL  due to personal reasons. After his sabbatical is over, he may request to come back.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUNZIA PHARMACEUTICAL COMPANY

By: /s/ Michael Mitsunaga
Michael Mitsunaga President

Dated: March 1, 2022